UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 9, 2003

IPC ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-82540	74-3022102

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

88 Pine Street, Wall Street Plaza, New York, NY 10005

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212)-825-9060

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
EX-99.1: PRESS RELEASE

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.	Description

99.1	Press release of IPC Acquisition Corp. dated December 9, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On December 9, 2003, IPC Acquisition Corp. (the “Company”) issued a press release announcing its financial results for its fourth quarter and fiscal year ended September 30, 2003. The Company’s press release is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein. This earnings release may also be found on the Company’s website at www.ipc.com under the investors and media page.

     During the Company’s conference call on December 10, 2003, it was disclosed that the Company’s backlog at September 30, 2003 was $43 million dollars.

     The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IPC Acquisition Corp.

Dated: December 10, 2003	By:	/s/ TIMOTHY WHELAN

Timothy Whelan Chief Financial Officer (Principal Financial and Accounting Officer and Duly Authorized Officer)

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